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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 17, 2000

                         Commission File Number: 1-13327

                            Century Industries, Inc.
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             (Exact name of Registrant as specified in its charter)

      District of Columbia                            54-1666769
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 (State or other jurisdiction of                  (I.R.S. Employer
  incorporation of organization)                 Identification No.)

       2106 New Road
       Suite C-4
       Linwood  NJ                                      08221
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(Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (609) 601-2344.



Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                              (1) Yes   X    No
                                      -----     -----
                              (2) Yes   X    No
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Item 4. Changes In Registrant's Certifying Accountant

(a) Registrant has previously announced under Item 4 of Form 8-K in August, 1999, of the termination of the relationship between Registrant and its previous independent accountant, Correa Berger and Associate, PLLC.

(b) Registrant has engaged Stefanou & Company, LLP as the principal accountant to audit the Registrant's financial statements as of December 31, 1999. Neither the Registrant nor anyone on its behalf has consulted with the new principal accountant on (1) the application of accounting principles relating to a specific transaction, (2) what type of audit opinion that might be rendered on the Registrant's financial statements, or (3) any matter that was the subject of a disagreement or a reportable event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Century Industries, Inc.

January 17, 2000                     /s/ Carl Valore
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                                     Carl Valore
                                     Chief Executive Officer